098888\0048\00067\959LG33V.OTH
                               --



098888\0048\00067\959LG33V.OTH
                               --
                                                   EXECUTION COPY


                  TRADEMARK SECURITY AGREEMENT

      THIS TRADEMARK SECURITY AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time, this "Trademark Security Agreement") made as of the 29th day of September, 1995, by ANNTAYLOR, INC., a corporation having its principal place of business located at 142 West 57th Street, New York, New York 10019 (the "Borrower") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, with an office located at 1455 Market Street, San Francisco, California 94103, in its capacity as the Agent under the "Credit Agreement" (as defined below) (the "Agent").

                        R E C I T A L S:

      The Borrower, the Agent, BA Securities, Inc., as Arranger, Bank of America National Trust and Savings Association and Fleet Bank, National Association as Co-Agents, and certain financial institutions currently and in the future to be parties to the Credit Agreement (as defined below) (such financial institutions being collectively, the "Lenders") have entered into a certain Amended and Restated Credit Agreement dated as of September 29, 1995 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), which provides (i) for the Lenders to make Loans to the Borrower and for the Issuing Banks to issue the Letters of Credit and (ii) that as a condition precedent to the making of the Loans and the issuance of the Letters of Credit, the Borrower enter into this Trademark Security Agreement to secure the Obligations.

      NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make the Loans and each Issuing Bank to issue the Letters of Credit under the Credit Agreement, the Borrower hereby agrees with the Agent for its benefit, for the benefit of the Lenders and the Issuing Banks as follows:

     1.   Defined Terms.

      (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement.

      (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Trademark Security Agreement shall refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security
Agreement, and section references are to sections in this Trademark Security Agreement unless otherwise specified.

      (c) All terms defined in this Trademark Security Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

     2.   Security Interest in Trademarks.

      To secure the complete and timely payment, performance and satisfaction of the Obligations, the Borrower hereby grants to the Agent for the benefit of the Agent, the Lenders and the Issuing Banks a security interest in, with power of sale to the extent permitted by applicable law, all of the Borrower's now-owned or existing and filed and hereafter acquired or arising and filed:

      (a) trademarks, trademark registrations, trade names and trademark applications for any of the foregoing in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world, including, without limitation, the trademarks, trademark registrations, service marks, service mark registrations and applications listed on Annex I, attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, and trademark registrations, trade names, service marks, service mark registration and applications, together with the items described in clauses (i) through (iv) in this subparagraph (a), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks");

      (b) license agreements with any other party in connection with any Trademarks or such other party's trademarks or trademark applications, whether the Borrower is a licensor or licensee under any such license agreement, including, but not limited to, the license agreements listed on Annex II attached hereto and made a part hereof, and the right to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by the Borrower and now or hereafter covered by such license agreements (all of the foregoing being hereinafter referred to collectively as the "Licenses").

      (c) the goodwill of the Borrower's business connected with and symbolized by the Trademarks;

The Trademarks, Licenses and the goodwill referred to above are hereinafter collectively called the "Collateral".

     3.   Restrictions on Future Agreements.

      The Borrower agrees that until all the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, the Borrower will not, without the Agent's prior written consent, abandon any Trademark, except as would not have a material adverse effect on the business of the Borrower, or enter into any agreement, including, without limitation, any license agreement (other than as necessary to maintain or protect any Trademark), which is inconsistent with the Borrower's obligations under this Trademark Security Agreement, and the Borrower further agrees that it will not take any action, or permit any action to be taken by any other Persons to the extent that such Persons are subject to its control, including licensees, or fail to take any action, which would affect the validity, priority, perfection or enforcement of the rights transferred to the Agent under this Trademark Security Agreement, and any such agreement or action if it shall take place shall be null and void and of no effect whatsoever. Nothing in this
Section 3 shall be deemed to prevent the Borrower from engaging in transactions permitted under Section 8.02(a)(v) of the Credit Agreement.

     4.   New Trademarks.

     The Borrower represents and warrants that the Trademarks and Licenses listed on Annexes I and II constitute all of the significant trademarks, applications, trade names, service marks, service mark registrations and trademark registrations now owned and license agreements entered into by the Borrower. If, before the Obligations shall have been satisfied in full, the commitments of the Lenders to extend credit under the Credit Agreement shall have been terminated and the Credit Agreement shall have been terminated, the Borrower shall, after the date hereof, (i) obtain rights to any new trademarks, trademark registrations, trademark applications, service marks, service mark registrations, or trade names, (ii) become entitled to the benefit of any trademarks, trademark registrations, trademark applications, trade names, service marks, service mark registrations, trademark licenses or trademark license renewals or (iii) enter into any new trademark license agreements, the provisions of paragraph 2 above shall automatically apply thereto, and the Borrower shall give to the Agent prompt written notice thereof. The Borrower hereby authorizes the Agent to modify this Trademark Security Agreement by amending Annex I or II to include any future trademarks, trademark applications, trade names, service marks, service mark registrations, trademark registrations or license agreements that are the Trademark or the Licenses, under paragraph 2 above or under this paragraph 4.

     5.   Additional Representations and Warranties.

      The Borrower hereby represents, warrants, covenants and agrees that:

      (a) Except as otherwise provided or permitted herein or in the Credit Agreement, it is and will continue to be the owner of all its right, title and interest in the Collateral so long as the Trademarks and Licenses shall continue in force. The Trademarks and Licenses are and shall continue to be free from any Lien in favor of a Person except for those Liens permitted by
Section 8.02 of the Credit Agreement.

      (b) It has the full right and power to grant the security interest in the Collateral made hereby.

      (c) It has made no previous assignment, transfer or agreements in conflict herewith or constituting a present or future assignment, transfer, or encumbrance on any of the Collateral.

     (d) So long as any Obligations remain outstanding under the Credit Agreement, the commitments of the Lenders to extend credit under the Credit Agreement have not been terminated and the Credit Agreement has not terminated, it will not execute, and there will not be on file in any public office, any financing statement or other document or instrument covering the Collateral except as otherwise contemplated or permitted hereby or by the Credit Agreement and the other Loan Documents.

      (e) Subject to any limitation stated therein or in connection therewith, all information furnished to the Agent concerning the Collateral and proceeds thereof, for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects.

      (f) To the best of the Borrower's knowledge and belief following diligent inquiry, no infringement or unauthorized use presently is being made of any of the Trademarks or Licenses which has or may reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect. The Borrower has advised the Agent of (i) the existence of restrictions on the use of the Trademark and Licenses as may be contained in the Borrower's franchise agreements and license agreements relating to the use of the Trademarks and Licenses and (ii) its trademark monitoring and enforcement practice.

     6.   Royalties; Term.

     The Borrower hereby agrees that any rights granted hereunder to the Agent for the benefit of the Agent, the Lenders and the Issuing Banks with respect all the Collateral as described above shall be worldwide and without any liability for royalties or other related charges from the Agent to the Borrower. The term of the security interest granted herein shall extend until the earlier of (i) the expiration or abandonment of each of the Trademarks and Licenses subject to this Trademark Security Agreement, or (ii) the date on which all the Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated and the Credit Agreement has been terminated.

     7.   The Agent's Right to Inspect.

      The Agent and the Lenders shall have the right, at any time and from time to time, to inspect the Borrower's premises and to examine the Borrower's books, records and operations, including, without limitation, the Borrower's merchandise quality control processes upon reasonable notice and at such reasonable times and as often as may be reasonably requested. The Borrower agrees (i) not to sell or assign its interest in, or grant any license under, the Collateral without the prior written consent of the Agent except as otherwise permitted under Sections 8.02 and 8.03 of the Credit Agreement; and (ii) to maintain the quality of any and all merchandise in connection with which the Trademarks are used, consistent with or better than the quality of said merchandise as of the date hereof.

     8.   Termination of Security Interest.

      This Trademark Security Agreement is made for collateral purposes only. Upon payment in full of the Obligations and upon termination of the Credit Agreement, the Agent shall, at the Borrower's sole cost and expense, execute and deliver to the Borrower all termination statements or other instruments as may be necessary or proper to re-vest in the Borrower (without recourse to or warranty by the Agent) full title to the Collateral granted hereby, subject to any disposition thereof which may have been made by the Agent pursuant hereto or pursuant to the Credit Agreement.

     9.   Duties of the Borrower.

     The Borrower shall have the duty (i) to prosecute diligently any trademark application that is part of the Trademarks pending as of the date hereof or thereafter until the obligations shall have been paid in full, (ii) to make applications on trademarks, as appropriate, and (iii) to preserve and maintain all rights in trademark applications, trademarks, trademark registrations, service marks, and service mark registrations, that are part of the Trademarks except, in the case of (i) or (iii), where the failure to do so would not have or be reasonably expected to have a Material Adverse Effect. Any expenses incurred in connection with such applications shall be borne by the Borrower. The Borrower agrees to retain an experienced trademark attorney for the filing and prosecution of all such applications and other proceedings. The Borrower shall not abandon any right to file a trademark application in the United States or any pending trademark application in any country without the prior written consent of the Agent except as would not have or be reasonably expected to have a Material Adverse Effect. If the Borrower fails to comply with any of the foregoing duties, the Agent shall have the right (but shall not be obligated) to do so in the Borrower's name to the extent permitted by law, but at the Borrower's expense, and the Borrower hereby agrees to reimburse the Agent in full for all expenses, including the fees and disbursements of counsel incurred by the Agent in protecting, defending and maintaining the Collateral. In the event that the Borrower shall fail to pay when due any fees required to be paid by it hereunder, or shall fail to discharge any Lien prohibited hereby, or shall fail to comply with any other duty hereunder, the Agent may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of the Borrower, and all monies so paid out shall be Obligations of the Borrower repayable on demand, together with interest at the fluctuating rate applicable to Base Rate Loans under the Credit Agreement.

     10.  The Agent's Right to Sue.

      From and after the occurrence and during continuance of an Event of Default, the Agent shall have the right, but shall in no way be obligated, to bring suit in its own name for its own benefit and for the benefit of the Lenders and the Issuing Banks to enforce the Trademarks and Licenses, and if the Agent shall commence any such suit, the Borrower shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement. The Borrower shall, upon demand, promptly reimburse the Agent for all costs and expenses incurred by Agent pursuant to the terms of the Credit Agreement.

     11.  Waivers.

      No course of dealing among the Borrower, the Agent, the Lenders, the Issuing Banks or any of them, and no failure to exercise, nor any delay in exercising, on the part of the Agent, the Lenders or the Issuing Banks, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof the exercise of any other right, power or privilege.

     12.  Severability.

      The provisions of this Trademark Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof, in such jurisdiction, and shall not in an manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Trademark Security Agreement in any jurisdiction.

     13.  Modification.

     This Trademark Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in paragraph 4 hereof or by a writing signed by the parties hereto.

     14.  Cumulative Remedies; Power of Attorney; Effect On Other
Agreements.

      All of the Agent's rights and remedies with respect to the Collateral, whether established hereby, by the Credit Agreement, by the Collateral Documents, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence and during the continuance of an Event of Default and the giving by the Agent of written notice to the Borrower of the Agent's intention to enforce its right and claims against the Borrower, the Borrower hereby authorizes the Agent to make, constitute and appoint any officer or agent of the Agent as the Agent may select, in its sole discretion, as the Borrower's true and lawful attorney-in-fact, with power (but not the obligation) to (i) endorse the Borrower's name on all applications, documents, papers and instruments necessary or desirable for the Agent in the use of the Collateral, or (ii) take any other actions with respect to the Collateral as the Agent deems in the best interest of the Agent, the Lenders and the Issuing Banks or (iii) grant or issue any exclusive or non-exclusive license under the Collateral to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone free and clear of any encumbrance upon title thereof (other than any encumbrance created hereby). The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated and the Credit Agreement has been terminated. The Borrower acknowledges and agrees that this Trademark Security Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent and the Lender under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. The Agent, the Lenders and the Issuing Banks shall have, in addition to all other rights and remedies given it by the terms of this Trademark Security Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located. Recourse to security will not be required at any time.

     15.  Binding Effect; Benefits.

      This Trademark Security Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Agent, the Lenders and the Issuing Banks. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower.

     16.  Notices.

      Any notices and other communications hereunder shall be given in the manner and to the addresses set forth in the Credit
Agreement.

     17.  Choice of Law.

      This Trademark Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      18. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

      ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY NOTE OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS TRADEMARK SECURITY AGREEMENT, THE BORROWER ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT OR ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN
(10) DAYS AFTER SUCH MAILING. EACH OF BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

     19.  Waiver of Notice, Hearing and Bond.

      THE BORROWER WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE LENDERS OF ITS RIGHTS, FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL. THE BORROWER WAIVES THE
POSTING OF ANY BOND OTHERWISE REQUIRED OF THE AGENT OR THE LENDERS IN CONNECTION WITH THE JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR THE LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER PRELIMINARY OR PERMANENT INJUNCTION, THIS TRADEMARK SECURITY AGREEMENT.

     20.  Advice of Counsel.

      THE  BORROWER REPRESENTS TO THE AGENT THAT IT HAS DISCUSSED
THIS TRADEMARK SECURITY AGREEMENT WITH ITS ATTORNEYS.

     21.  Governing Provisions.

      To  the  extent  any provisions of this Trademark  Security
Agreement  are inconsistent with any provisions in  the  Borrower
Security  Agreement,  the provisions of this  Trademark  Security
Agreement shall govern.

     22.  Section Titles.

      The section titles herein are for convenience and reference only and shall not affect in any way the-interpretation of any of the provisions hereof.


      IN WITNESS WHEREOF, the Borrower has duly executed this Agreement as of the day first above written.


                              ANNTAYLOR, INC.



                              By:  /s/ Walter J. Parks
                                                          _

                              Title:Sr. Vice President - Finance


Attest:

/s/Charles M. Fox
__________________

Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent



By: /s/ Dietmas Schiel
                               _

Title:  Vice President
                            _
STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     The foregoing Trademark Security Agreement was
executed  and acknowledged before me this 29th day of  September,
1995,  by Walter J. Parks personally known to me to be the Senior
Vice   President  -  Finance  of  AnnTaylor,  Inc.,  a   Delaware
corporation, on behalf of such corporation.


(SEAL)


                                   /s/ Lars J. Hanson
                                   ------------------------
                                   Notary Public
                                   New York County, New York
                                   My Commission Expires:
                                   September 8, 1996



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     The foregoing Trademark Security Agreement was
executed and acknowledged before me this 29th day of September, 1995, by Dietmas Schiel personally known to me to be the Vice President of Bank of America National Trust and Savings Association, a national banking association, on behalf of such corporation.


(SEAL)


                                   /s/  Lars J. Hanson
                                   ------------------------
                                   Notary Public
                                   New York County, New York
                                   My Commission Expires:
                                   September 8, 1996


                            Annex I
                               to
                  Trademark Security Agreement
                        _______________

                 Dated as of September 29, 1995

             Trademarks and Trademark Applications



U.S. Registered Trademarks:
Trademark            Registration   No.              Issue   Date
Expiration/Renewal Date

ANNTAYLOR.    (Stylized)                1,770,157        05/11/93
05/11/03

ANN TAYLOR         1,444,585      06/23/87     06/23/07

ANN TAYLOR         1,251,717      09/20/83     09/20/03

ANNTAYLOR.         1,789,470      08/24/93     08/24/03
(Stylized)

ANNTAYLOR.         1,832,503      04/19/94     04/19/04
(Stylized)

AnnTaylor.         1,854,221      09/13/94     09/13/04
(Stylized)

ANNTAYLOR.         1,881,093      02/28/95     02/28/05

DESTINATION        1,875,773      01/24/95     01/24/05
(not stylized)

DESTINATION    ANNTAYLOR                1,804,908        11/16/93
11/16/03
(not stylized)

destination    ANNTAYLOR.               1,811,236        12/14/93
12/14/03
(stylized)

AT   denim   (logo   design)              1,817,468      01/18/94
01/18/04

AT DENIM.          1,826,976      03/15/94     03/15/04

ANNTAYLOR.         1,782,601      07/20/93     07/20/03

ANNTAYLOR.         1,832,187      04/19/94     04/19/04
(stylized)



U.S. Trademark Applications:

Trademark                    Serial No.        File Date

AT   ANNTAYLOR.   ORIGINALS  -  CLASSIC                74/304,148
08/12/92
STYLE (and design)

AT   ANNTAYLOR.   IRIGINALS  -  CLASSIC                74/304/144
8/12/92
STYLE (and design)

DESTINATION                  74/493,760        02/23/94

ACTION                       74/601,938        11/22/94

ACTION                       74/601,976        11/22/94

ACTION (and Design)          74/601,941        11/22/94

ACTION (and Design)          74/601,937        11/22/94

ACTION (and Design)          74/601,939        11/22/94

ANNTAYLOR. LOFT (stylized)   74/585,175        10/13/94

THE SHOE LOFT  (stylized)    74/654,336        03/31/95

Foreign Registered Trademarks:


Trademark and Country             Registration No.     Issue Date
Expiration/Renewal Date

Ann Taylor/Canada  TMA381,405     03/20/86     03/20/01

Ann Taylor1/Japan  1973145        07/23/87     07/23/97

Ann Taylor/Japan   2322093        07/31/91     07/31/01

Ann Taylor1/Japan  2322094        07/31/91     07/31/01

Ann Taylor./Japan  2461709        09/30/92     09/30/02

Ann Taylor1/Japan  2461710        09/30/92     09/30/02

Ann Taylor./Japan  2451513        08/31/92     08/31/02

Ann Taylor1/Japan  2451514        08/31/92     08/31/02

Ann Taylor./Japan  2389850        03/31/92     03/31/02

Ann Taylor1/Japan  2389851        03/31/92     03/31/02


AnnTaylor./Brazil  817167129      11/15/94     11/15/04

ATDENIM./Brazil    817401985      01/24/95     01/23/05

ATDENIM/Canada                    08/18/95

AnnTaylor/Hong    Kong                  01800/1995       06/25/93
06/25/14

AnnTaylor          2700331        11/30/94     11/30/04
 (English)/Japan

AmmTaylor          2700332        11/30/94     11/30/04
(Katakana)/Japan

AnnTaylor          316507         06/30/95     06/30/05
(Korean)/Korea

ANN TAYLOR/Taiwan  521793         05/01/91     04/30/01


Foreign Trademark Applications:

Trademark and Country        Serial No.        File Date

Ann Taylor/Taiwan2           79/48075          11/05/90

AnnTaylor/Japan              15005/1989        02/10/89

AnnTaylor1/Japan             15006/1989        02/10/89

Ann Taylor/Hong Kong3        9156/90           11/13/90

AnnTaylor./Brazil4           817167129         04/01/93






  1    In Katakana.

  2    Updating status on application.

  3 Application for "Ann Taylor" in Hong Kong is being withdrawn and refiled pursuant to the requirements of the Hong Kong trademark authority.

  4 Application for "Ann Taylor" in Brazil is being amended to show mark as "AnnTaylor.". If it cannot be amended, it will be withdrawn and refiled.

                              Annex II
                                 to
                    Trademark Security Agreement
                   Dated as of September 29, 1995


                         License Agreements

                               None.